                    SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.




                                FORM 8-K/A

                              AMENDMENT NO. 2




                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934




                            February 24, 1996
             ------------------------------------------------
             Date of Report (date of earliest event reported)




                            MEDIAX CORPORATION
           ----------------------------------------------------
           Exact name of Registrant as Specified in its Charter




         Nevada                    0-23780                 84-1107138
---------------------------    ---------------  ---------------------------
State or Other Jurisdiction    Commission File  IRS Employer Identification
     of Incorporation              Number                   Number




       3960 Ince Boulevard, Second Floor, Culver City, California 90232
       ----------------------------------------------------------------
          Address of Principal Executive Offices, Including Zip Code




                             (310) 815-8002
            --------------------------------------------------
            Registrant's Telephone Number, Including Area Code

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements are filed herewith:

          ZEITGEIST, INC.

          Report of Independent Certified Public Accountants     F-1

          Balance Sheet as of December 31, 1995                  F-2

          Statement of Changes in Stockholder's Equity
          (Deficit) for the Period from Inception (March 30,
          1995) to December 31, 1995                             F-3

          Statements of Operations for the Period from
          Inception (March 30, 1995) to December 31, 1995        F-4

          Statements of Cash Flows for the Period from
          Inception (March 30, 1995) to December 31, 1995        F-5

          Notes to Financial Statements                        F-6 to F-7

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial information is filed herewith:

          Pro Forma Combined Financial Information               S-1

          Pro Forma Combined Balance Sheet as of
          December 31, 1995                                      S-2

          Pro Forma Combined Statements of Operations            S-3

     (c) EXHIBITS.

          10 Agreement dated February 24, 1996 Among Edinburgh Capital, Inc. and Zeitgeist, Inc., et al.*

---------------
          *  Included in initial filing

DAVIS & CO., CPAs, P.C.
9137 East Mineral Circle, Suite 170
Englewood, CO 80112-3402
(303) 792-2900, FAX (303) 792-2811


        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Board of Directors
Zeitgeist, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of Zeitgeist, Inc. at December 31, 1995 and the related statements of changes in stockholders' equity, operations and cash flows for the period from inception (March 30, 1995) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zeitgeist, Inc. at December 31, 1995 and the results of its operations and its cash flows for the period from inception (March 30, 1995) to December 31, 1995 in conformity with generally accepted accounting principles.




                                /s/ Davis & Co., CPAs, P.C.
                                    Davis & Co., CPAs, P.C.
                                    Certified Public Accountants


Englewood, Colorado
August 20, 1996

                         ZEITGEIST, INC.
                  (A Development Stage Company)
                          Balance Sheet
                        December 31, 1995




ASSETS
Current asset
  Cash and cash equivalents                           $229,794


Other assets
  Note receivable - officer                             50,000
  Other                                                    344
                                                      --------
                                                        50,344
                                                      --------
                                                      $280,138

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
  Note payable                                        $300,000
  Accounts payable - trade                               3,765
  Accounts payable - related parties                    10,591
  Accrued interest payable                               2,920
                                                      --------
                                                       317,276

Subsequent events and commitments (Notes 5 and 6)

Stockholders' equity (deficit)
   Preferred stock, $.001 par value per
   share; 1,000,000 shares authorized
   and no shares issued

   Common stock, $.001 par value per share;
   10,000,000 shares authorized; 1,000
   shares issued and outstanding at
   December 31, 1995                                         1

   Additional paid-in capital                               99

   Deficit accumulated during the development stage    (37,238)
                                                      --------
                                                       (37,138)
                                                      --------
                                                      $280,138








The accompanying notes are an integral part of this statement.

                            ZEITGEIST, INC.
                     (A Development Stage Company)
        Statement of Changes in Stockholders' Equity (Deficit)
            For the Period From Inception (March 30, 1995)
                         to December 31, 1995



                                                                  ADDITIONAL
                                                COMMON STOCK       PAID-IN
                                              SHARES     AMOUNT    CAPITAL
                                           (AS RESTATED)
                                           --------------------   ----------
Shares issued in March 1995
 for cash of $.10 per share
 to an officer and director                    1,000      $  1      $  99


Net loss for the period from
 inception (March 30, 1995)
 to December 31, 1995
                                               -----      ----      -----

Balance at December 31, 1995                   1,000      $  1      $  99





                                       DEFICIT ACCUMULATED       TOTAL
                                          DURING THE          STOCKHOLDERS'
                                          DEVELOPMENT            EQUITY
                                             STAGE              (DEFICIT)
                                       -------------------    ------------
Shares issued in March 1995
 for cash of $.10 per share
 to an officer and director               $                    $     100

Net loss for the period from
 inception (March 30, 1995)
 to December 31, 1995                        (37,238)            (37,238)
                                           ---------           ---------
Balance at December 31, 1995               $ (37,238)          $ (37,138)














The accompanying notes are an integral part of this statement.

                            ZEITGEIST, INC.
                     (A Development Stage Company)
                       Statements of Operations




                                                      FOR THE PERIOD
                                                      FROM INCEPTION
                                                    (MARCH 30, 1995) TO
                                                     DECEMBER 31, 1995
                                                    -------------------

Expenses
     Consulting fees to officer                          $ 21,000
     Printing                                               5,309
     Travel and meals                                       5,585
     Interest                                               2,920
     Legal                                                  1,570
     Other general and administrative                         854
                                                         --------
                                                           37,238

Net loss                                                 $(37,238)
                                                         --------
Weighted average number of shares                           1,000
                                                         --------
Net loss per common share                                $ (37.24)
                                                         --------




























The accompanying notes are an integral part of this statement.

                            ZEITGEIST, INC.
                     (A Development Stage Company)
                       Statements of Cash Flows


                                                     FOR THE PERIOD
                                                     FROM INCEPTION
                                                    (MARCH 30, 1995)
                                                           TO
                                                    DECEMBER 31, 1995
                                                    -----------------

Cash flow from operating activities:
     Net loss                                           $(37,238)

Changes in assets and liabilities:
     Increase in accounts payable - trade                  3,765
     Increase in accounts payable - related party         10,591
     Increase in accrued interest payable                  2,920
                                                        --------
     Net cash (used) by operating activities             (19,962)

Cash flows from investing activities
     Note receivable - officer                           (50,000)
     Other asset                                            (344)
                                                        --------
Net cash (used) by investing activities                  (50,344)

Cash flow from financing activities:
     Proceeds from sale of common stock                      100
     Increase in note payable                            300,000
                                                        --------
          Net cash provided by financing activities      300,100
                                                        --------
Increase (decrease) in cash                              229,794

Cash, beginning of period                                     --
                                                        --------
Cash, end of period                                     $229,794
                                                        --------

















The accompanying notes are an integral part of this statement.

                            ZEITGEIST, INC.
                     (A Development Stage Company)
                     Notes to Financial Statements
                           December 31, 1995

Note 1: SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies are as follows:

a.      ORGANIZATION

        Zeitgeist, Inc. (the "Company") was incorporated under the laws of the State of Nevada on March 30, 1995. The Company is in the development stage as more fully defined in Statement No. 7 of the Financial Accounting Standards Board. Planned principal operations of the Company have not yet commenced, and activities to date have been limited to its formation, obtaining initial capitalization, and limited investments and loans. The Company intends to become an interactive multimedia on-line entertainment, development and publishing company.

b.      CASH AND CASH EQUIVALENTS

        For purposes of the statement of cash flows, cash and cash equivalents consist of demand deposits in banks. Cash equivalents are carried at cost which approximates market.

c.      INCOME TAXES

        The Company has made no provision for income taxes because of financial statement and tax losses since its inception. As of December 31, 1995, the Company has a net operating loss carryforward of approximately $37,200 available for income tax purposes. This carryforward expires in 2010.

d.      NET LOSS PER COMMON SHARE

        The net loss per common share is computed by dividing the net loss for the period by the weighted average number of shares outstanding.

e.      ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.
Accordingly, actual results could differ from those estimates.

Note 2: NOTE RECEIVABLE - OFFICER

        On December 6, 1995, $50,000 was loaned to the Company's President. The uncollateralized note bears interest at 4% per annum and is due in full, along with interest, on January 1, 2000. Pursuant to the terms of the note, the Company was authorized to loan up to an additional $50,000 under the same terms and conditions. This additional loan was made February 25, 1996.

Note 3: NOTE PAYABLE

        The uncollateralized note payable dated November 15, 1995 bears interest at the bank's prime rate and is due the earlier of November 15, 1997 or when the Company raises $500,000 or more in a private placement of its common stock. See Note 6b., herein, regarding subsequent conversion of this
note.                                   F-6                       (Continued)

                            ZEITGEIST, INC.
                     (A Development Stage Company)
                     Notes to Financial Statements
                           December 31, 1995


Note 4: PREFERRED STOCK

        The Company is authorized to issue 1,000,000 shares of preferred stock with a $.10 par value. The preferred stock may be issued by the Board of Directors in one or more series. The Board shall determine the distinguishing features of each, including preferences and rights and restrictions, by resolution upon the establishment of such series.

Note 5: RENTAL COMMITMENT

        In January 1996, the Company entered into a one-year lease for office space at a rate of $660 per month.

Note 6: SUBSEQUENT EVENTS

        a. EXCHANGE OF COMMON STOCK

           On February 24, 1996, all of the Company's common stock outstanding was acquired by Zeitgeist Werks, Inc. (formerly Edinburgh Capital, Inc.), a publicly-held company. In connection with this agreement, the stockholders of the Company received a total of 12,500,000 shares of common stock of Zeitgeist Werks, Inc., which resulted in the Company's shareholders owning approximately 95% of the then issued and outstanding shares of Zeitgeist Werks, Inc.

        b. CONVERSION OF NOTE PAYABLE

           On March 21, 1996, the Company's $300,000 note payable and related accrued interest of $8,000 was converted into 154,000 shares of common stock of Zeitgeist Werks, Inc. (see Note 6a. above) at the rate of $2 per share.

        c. COMMITMENT - EMPLOYMENT AGREEMENT

           Effective January 1, 1996, the Company entered into a four-year employment agreement with its President. The Company is obligated to pay a base salary as follows:

          $125,000   January 1, 1996 to September 30, 1996
          $155,000   October 1, 1996 to October 31, 1997
          $185,000   November 1, 1997 to October 31, 1998
          $215,000   November 1, 1998 to October 31, 1999

          Unless terminated by either party upon 60 days written notice, this agreement will automatically renew for additional two-year terms after the initial four-year term.

          The agreement also provides for a bonus at the end of each fiscal quarter as determined by the Company's Board of Directors. The President may voluntarily terminate her employment at any time.

       d. ADDITIONAL LOAN TO OFFICER

          See Note 2, herein, regarding the additional $50,000 loan made to the Company's President.

                           ZEITGEIST, INC.
                     (A Development Stage Company)
          Unaudited Pro Forma Combined Financial Information


       The following unaudited pro forma combined balance sheet and statement of operations present the combined financial position and operations of Zeitgeist, Inc. and Zeitgeist Werks, Inc. (formerly Edinburg Capital, Inc.) at December 31, 1995 and for the period from inception (March 31, 1995) to December 31, 1995 and for the years ended December 31, 1995 and 1994. This unaudited pro forma information gives effect to the reverse acquisition which occurred on February 23, 1996 as discussed in Note 6a. to the financial statements. No unaudited pro forma adjustments were considered necessary. This unaudited pro forma combined information should be read in conjunction with the December 31, 1995 financial statements and notes presented.

                           ZEITGEIST WERKS, INC.
                     Pro Forma Combined Balance Sheet
                             December 31, 1995
                                (Unaudited)


                                            HISTORICAL            UNAUDITED
                                                    ZEITGEIST     PRO FORMA
                                  ZEITGEIST, INC.   WERKS, INC.   COMBINED
                                        (B)         (FORMERLY        (A)
                                                    EDINBURGH)
                                  -----------------------------   ---------
Assets
  Cash                                $229,794       $  1,360      $231,154
  Note receivable - officer             50,000             --        50,000
  Other                                    344             --           344
                                      --------       --------      --------
  Total assets                        $280,138       $  1,360      $281,498
                                      --------       --------      --------
Liabilities
  Accounts payable -trade                3,765         19,601        23,366
  Accrued liabilities                   13,511             --        13,511
  Note payable                         300,000             --       300,000
                                      --------       --------      --------
  Total liabilities                    317,276         19,601       336,877

Equity
  Common stock                             100        249,823       249,923
  Accumulated deficit                  (37,238)      (268,064)     (305,302)
                                      --------       --------      --------
  Total equity (deficit)               (37,138)       (18,241)      (55,379)
                                      --------       --------      --------
Total liabilities and equity          $280,138       $  1,360      $281,498
                                      --------       --------      --------

                             ZEITGEIST, INC.
                       (A Development Stage Company)
                Pro Forma Combined Statements of Operations
                                (Unaudited)



                                             HISTORICAL           UNAUDITED
                                                    ZEITGEIST     PRO FORMA
                                  ZEITGEIST, INC.   WERKS, INC.   COMBINED
                                        (B)         (FORMERLY        (A)
                                                    (EDINBURGH)
                                  -----------------------------   ---------

For the period from inception
(August 15, 1986) to
December 31, 1995:
  Revenues                           $      --      $   26,662    $   26,662
  General and administrative
     expenses                           37,238         294,726       331,964
  Net loss                           $ (37,238)     $ (268,064)   $ (305,302)
  Net loss per common share                                       $     (.02)


For the year ended
December 31, 1995:
  Revenues                           $      --      $       --    $       --
  General and administrative
     expenses                        $ (37,238)     $   23,972    $   61,210
  Net loss                           $ (37,238)     $  (23,972)   $  (61,210)
  Net loss per common share                                       $    (.005)






(A) As adjusted for February 23, 1996 3.13 for one forward stock split of Zeitgeist Werks, Inc.

(B) Zeitgeist, Inc. was incorporated on March 31, 1995 (inception).
















The accompanying notes are an integral part of this statement.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   MEDIAX CORPORATION


Dated: November 12, 1996           By /s/ Nancy Poertner
                                      Nancy Poertner, President